UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 20, 2006
(Date of report)

RESOLVE STAFFING, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-29485	33-0850639
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

3235 Omni Drive
Cincinnati, OH 45245
(Address of Principal Executive Offices)

(800) 894-4250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 18, 2006, Resolve Staffing, Inc. (“the Company”) issued a news release announcing the Company’s results for the year ended December 31, 2005. A copy of the Company’s news release is included in this Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 18, 2006, the Board of Directors of the Company adopted an amendment to the Bylaws of the Company, effective immediately. A copy of the amended Bylaws is included in this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(C) Exhibits: The following exhibits are furnished with this Form 8-K:

99.1 Press Release dated April 18, 2006.

99.2 Amended and Restated Bylaws of Resolve Staffing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RESOLVE STAFFING, INC.

By: /s/ Ronald Heineman
______________________
CEO

Dated: April 18, 2006